Exhibit 10.2

[Jaguar ANIMAL HEALTH letterhead]

November 8, 2016

Ms. Jo Sandlin

Serious Change II LP

3555 Timmons Lane, Suite 800

Houston, TX 77027

Re: (i) Serious Change II LP Convertible Promissory Note with Jaguar Animal Health dated February 13, 2015 in the amount of $150,000, due July 31, 2017, per the terms of the original Note and Warrant Purchase Agreement originally dated for reference purposes as of December 23, 2014, (ii) the notification between Serious Change II LP Convertible Promissory Note and Jaguar Animal Health dated May 23, 2016 in the amount of $150,000, plus simple interest at the rate of twelve percent (12.0%) thereon from the date of February 13, 2015 through final cash payment date, due two weeks after the effective date of the Jaguar Animal Health and Napo Pharmaceuticals merger, to Serious Change II LP, (iii) the notification between Serious Change II LP Convertible Promissory Note and Jaguar Animal Health dated July 28, 2016 in the amount of $150,000, plus simple interest at the rate of twelve percent (12%) thereon from the date of February 13, 2015 through final cash payment due October 31, 2016.

Dear Ms Sandlin,

Please accept this email as confirmation of your notification to Jaguar Animal Health, Inc. that Serious Change II LP requests the following cash and warrant consideration in regard to the above referenced convertible promissory note with Jaguar Animal Health:

1)        The convertible promissory note of the principal sum of one hundred fifty thousand dollars ($150,000.00), plus simple interest at the rate of twelve percent (12.0%) thereon from the date of February 13, 2015 through January 1, 2017 in the amount of $33,978.08, will be paid in cash consideration of $183,978.08 on January 1, 2017 to Serious Change II LP; and

2)        Warrant (Exhibit A) to purchase 120,000 shares of common stock of Jaguar Animal Health, Inc. for $0.01 per share upon exercise of this Warrant, at any time after the later of the date upon which the $150,000 Convertible Promissory Note between Serious Change II LP and Jaguar Animal Health, Inc. dated February 13, 2015 or 5:00 p.m. California time on July 28, 2017, and before July 28, 2022 (the Termination Date), at a price per share equal to the Warrant Price of $0.01.

Thank you for your continued support and interest in Jaguar Animal Health, Josh.

Best,

/s/ Lisa Conte
Lisa Conte
CEO and President
Jaguar Animal Health, Inc.

ACCEPTED, ACKNOWLEDGED AND AGREED TO AS OF THE DATE FRIST ABOVE WRITTEN.

SERIOUS CHANGE II LP

By: Serious Change Management II GP LLC,

Its General Partner

By:	/s/ Jo Sandlin
Jo Sandlin,
Vice President

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Exhibit A

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF SUCH SECURITIES REASONABLY SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT

WARRANT TO PURCHASE COMMON STOCK
OF JAGUAR ANIMAL HEALTH, INC.

1.           Number of Shares and Exercise Price Subject to Warrant. FOR VALUE RECEIVED, subject to the terms and conditions herein set forth (including but not limited to Section 9 below), the Holder (as defined below) is entitled to purchase from Jaguar Animal Health, Inc., a Delaware corporation (the “Company”), at any time the Warrant Stock (as defined below) on, or before, July 28, 2022 (the “Termination Date”), at a price per share equal to the Warrant Price (as defined below), and subject to adjustments as described below) upon exercise of this Warrant pursuant to Section 6 hereof. This Warrant is executed and delivered in consideration of Holder’s extension of the due date under Holder’s $150,000 Convertible Promissory Note between Serious Change II LP and Jaguar Animal Health, Inc. dated February 13, 2015.

2.           Definitions. As used in this Warrant, the following terms shall have the definitions ascribed to them below:

(a)         “Common Stock” shall mean a share of common stock of the Company

(b)         “Holder” shall mean SERIOUS CHANGE II LP or its permitted assigns.

(c)          “Securities” shall mean the security issued in the Company’s Common Stock.

(d)         “Warrant Price” shall be $0.01 per share subject to adjustment from time to time in accordance with Section 3 below.

(e)          “Warrant Stock” shall mean 120,000 shares of the Company’s Securities subject to adjustment from time to time in accordance with Section 3 below.

3.         Adjustments and Notices. The Warrant Price and Warrant Stock shall be subject to adjustment from time to time in accordance with the following provisions:

(a)         Subdivision, Stock Dividends or Combinations. In case the Company shall at any time subdivide the outstanding shares of Securities subject to this Warrant or shall issue a stock dividend with respect to the Securities, the Warrant Price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and in case the Company shall at any time combine the outstanding shares of the Securities, the Warrant Price in effect immediately prior to such combination shall be proportionately increased, effective at the close of business on the date of such subdivision, dividend or combination, as the case may be. Simultaneously with any adjustment to the Warrant Price pursuant to this Section 3, the number of Warrant Stock shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Warrant Price payable hereunder for the increased or decreased number of Warrant Stock shares shall be the same as the aggregate Warrant Price in effect immediately prior to such adjustment

(b)         Reclassification, Exchange, Substitution, In-Kind Distribution. Upon any reclassification, exchange, substitution, or other event that results in a change of the number and/or class of the Warrant Stock or upon the payment of a dividend in securities or property other than the Warrant Stock, the Holder shall be entitled to receive, upon exercise or conversion of this Warrant, the number and kind of securities and property that the Holder would have received for the Warrant Stock if this Warrant had been exercised immediately before the record date for such reclassification, exchange, substitution, or other event or immediately prior to the record date for such dividend. The Company or its successor shall promptly issue to the Holder a new Warrant for such new securities or other property. The new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise of the new Warrant. The provisions of this Section 3(b) shall similarly apply to successive reclassifications, exchanges, substitutions, or other events and successive dividends.

(c)          Notice of Adjustment Events. Upon any adjustment of the Warrant Price and any increase or decrease in the number of shares of Warrant Stock, then, and in each such case, the Company, as promptly as practicable thereafter, shall give written notice thereof to the Holder of this Warrant at the address of such Holder as shown on the books of the Company which notice shall state the Warrant Price as adjusted and the increased or decreased number of shares of Warrant Stock, setting forth in reasonable detail the method of calculation of each.

(d)         Fractional Shares. No fractional shares shall be issuable upon exercise or conversion of the Warrant and the number of shares of Warrant Stock to be issued shall be rounded down to the nearest whole share. If a fractional share interest arises upon any exercise or conversion of the Warrant, the Company shall eliminate such fractional share interest by paying the Holder an amount computed by multiplying the fractional interest by the fair market value of a full share of the Warrant Stock.

4.         No Stockholder Rights. This Warrant, by itself, as distinguished from any shares purchased hereunder, shall not entitle the Holder to any of the rights of a stockholder of the Company except as provided herein.

5.          Representations, Warranties and Covenants.

(a) Reservation of Stock. The Company will, in connection with the execution and delivery of this Warrant, reserve from its authorized and unissued common stock, as applicable, a sufficient number of shares to provide for the issuance of the Warrant Stock in the form of common stock, as applicable, upon the exercise or conversion of this Warrant. Issuance of this Warrant shall constitute full authority to the Company’s officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Warrant Stock issuable upon the exercise or conversion of this Warrant.

6.           Exercise of Warrant. This Warrant may be exercised in whole or part by the Holder prior to the termination of this Warrant, as provided in Section 9 hereof, by the surrender of this Warrant, together with the Notice of Exercise and Investment Representation Statement in the forms attached hereto as Attachments 1 and 2, respectively, duly completed and executed at the principal office of the Company, specifying the portion of the Warrant to be exercised and accompanied by payment in full of the Warrant Price in cash or by check with respect to the shares of Warrant Stock being purchased. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Warrant Stock issuable upon such exercise shall be treated for all purposes as the Holder of such shares of record as of the close of business on such date. As promptly as practicable after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Warrant Stock issuable upon such exercise. If the Warrant shall be exercised for less than the total number of shares of Warrant Stock then issuable upon exercise, promptly after surrender of the Warrant upon such exercise, the Company will execute and deliver a new Warrant, dated the date hereof, evidencing the right of the Holder to the balance of the Warrant Stock purchasable hereunder upon the same terms and conditions set forth herein.

7.           Conversion. This Warrant shall not be exercisable on a “net exercise” basis, and the exercise price for this warrant shall always be paid in cash.

8.           Transfer of Warrant. This Warrant may not be transferred or assigned by the Holder in whole or in part, without the prior written consent of the Company.

9.           Termination, This Warrant shall terminate at 5:00 p.m. California time on the Termination Date.

10.         Successors and Assigns. Subject to the restrictions on transfer described in Section 8 above, and the termination provisions described in Section 9 above, the rights and obligations of the Company and the Holder shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

11.         Governing Law and Venue.

(a)         This Warrant and all actions arising out of or in connection with this Warrant shall be governed by and interpreted in accordance with the laws of the State of California, without regard to the conflicts of law provisions in the State of California or any other state. The parties hereby consent to the personal and exclusive jurisdiction and venue of the California state courts and the federal courts located in San Francisco County, California.

(b)         Notwithstanding the foregoing, except with respect to enforcing claims for injunctive or equitable relief, any dispute, claim or controversy arising out of or relating in any way to this Warrant or the interpretation, application, enforcement, breach, termination or validity thereof (including any claim of inducement of this Warrant by fraud and including determination of the scope or applicability of this agreement to arbitrate) or its subject matter (collectively, “Disputes”) shall be determined by binding arbitration before one arbitrator. The arbitration shall be administered by JAMS conducted in accordance with the expedited procedures set forth in the JAMS Comprehensive Arbitration Rules and Procedures as those Rules exist on the effective date of this Agreement, including Rules 16.1 and 16.2 of those

Rules. Notwithstanding anything to the contrary in this Agreement, the Federal Arbitration Act shall govern the arbitrability of all Disputes. The arbitration shall be held in San Francisco County, California, and it shall be conducted in the English language. The parties shall maintain the confidential nature of the arbitration proceeding and any award, including the hearing, except as may be necessary to prepare for or conduct the arbitration hearing on the merits, or except as may be necessary in connection with a court application for a preliminary remedy, a judicial challenge to an award or its enforcement, or unless otherwise required by law or judicial decision. The arbitrator shall have authority to award compensatory damages only and shall not award any punitive, exemplary, or multiple damages, and the parties waive any right to recover any such damages. Judgment on any award in arbitration may be entered in any court of competent jurisdiction. Notwithstanding the above, each party shall have recourse to any court of competent jurisdiction to enforce claims for injunctive and other equitable relief.

(c)          IN THE EVENT OF ANY DISPUTE BETWEEN THE PARTIES, WHETHER IT RESULTS IN PROCEEDINGS IN ANY COURT IN ANY JURISDICTION OR IN ARBITRATION, THE PARTIES HEREBY KNOWINGLY AND VOLUNTARILY, AND HAVING HAD AN OPPORTUNITY TO CONSULT WITH COUNSEL, WAIVE ALL RIGHTS TO TRIAL BY JURY, AND AGREE THAT ANY AND ALL MATTERS SHALL BE DECIDED BY A JUDGE OR ARBITRATOR WITHOUT A JURY TO THE FULLEST EXTENT PERMISSIBLE UNDER APPLICABLE LAW. To the extent applicable, in the event of any lawsuit between the parties arising out of or related to this Warrant, the parties agree to prepare and to timely file in the applicable court a mutual consent to waive any statutory or other requirements for a trial by jury.

12.         Notices.

(a)         Generally. All notices and other communications provided for or permitted hereunder shall be made by hand-delivery, or may be sent by email at the email address set forth below or by facsimile to any phone number provided by the parties hereto, or overnight air courier guaranteeing next day delivery at the addresses set forth on the signature page hereof to the Holder and with respect to the Company at its principal place of business. All such notices and communications shall be deemed to have been duly given at the time delivered by hand, if personally delivered; if emailed or telecopied, during regular business hours in San Francisco, California, on the date transmitted or the next business day if transmitted after such regular business hours; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery. The parties may change the addresses to which notices are to be given by giving five days prior notice of such change in accordance herewith. All communications shall be sent to the Company at 201 Mission Street, Suite 2375, San Francisco, California, 94105.

(b)         Required Notices. If at any time prior to exercise of the Warrant, the Company: (i) declares any dividend upon the Company’s common stock; (ii) effects any capital reorganization or reclassification of its capital stock; (iii) any voluntary or involuntary liquidation, dissolution or winding up of the Company, then the Company shall provide Holder with at least ten (10) days prior written notice of such corporate action.

13.         Legend. The Holder understands and agrees that all certificates evidencing the shares to be issued to the Holder may bear the following legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

14.            Amendments. Neither this Warrant nor any term hereof may be changed or waived orally, but only by an instrument in writing signed by the Company and the Holder of this Warrant.

ISSUED: November 8, 2016

Jaguar Animal Health, Inc.

Signature:	/s/ Lisa A. Conte

Name:	Lisa A. Conte

Title:	President & CEO

Acknowledged and Agreed:

SERIOUS CHANGE II LP

By: Serious Change Management II GP LLC,

Its General Partner

By:	/s/ Jo Sandlin
Jo Sandlin,
Vice President

(Street Address)

(Email Address)

Attachment 1

NOTICE OF EXERCISE

TO:       Jaguar Animal Health, Inc.

1.             The undersigned hereby elects to purchase                               shares of the Warrant Stock of J, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

2.             Please issue a certificate or certificates representing said shares of Warrant Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

(Date)	(Name of Warrant Holder)

By:

Title:

Attachment 2

INVESTMENT REPRESENTATION STATEMENT

Shares of Warrant Stock

(as defined in the attached Warrant) of

Jaguar Animal Health, Inc.

In connection with the purchase of the Warrant Stock, the undersigned hereby represents to Jaguar Animal Health, Inc. (the “Company”) as follows:

(a)           The Warrant Stock to be received upon the exercise of the Warrant (the “Securities”) will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and the undersigned has no present intention of selling, granting participation in or otherwise distributing the same, but subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control. By executing this Investment Representation Statement, the undersigned further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participations to such person or to any third person, with respect to the Securities.

(b)           The undersigned understands that the Securities are not registered under the Securities Act of 1933, as amended (the “Act”), and applicable state securities laws, on the ground that the issuance of such securities is exempt pursuant to Section 4(2) of the Act and state law exemptions relating to offers and sales not by means of a public offering, and that the Company’s reliance on such exemptions is predicated on the undersigned’s representations set forth herein.

(c)           The undersigned agrees that in no event will it make a disposition of the Securities unless and until (i) it shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and if requested by the Company, (ii) it shall have furnished the Company with an opinion of counsel satisfactory to the Company and the Company’s counsel to the effect that (A) appropriate action necessary for compliance with the Act and any applicable state securities laws has been taken or an exemption from the registration requirements of the Act and such laws is available, and (B) the proposed transfer will not violate any of said laws.

(d)           The undersigned acknowledges that an investment in the Company is highly speculative and represents that it is able to fend for itself in the transactions contemplated by this Investment Representation Statement, is an “Accredited Investor” as that term is defined in Rule 501 of Regulation D promulgated under the Act or has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investments, and has the ability to bear the economic risks (including the risk of a total loss) of its investment. The undersigned represents that it has had the opportunity to ask questions of the Company concerning the Company’s business and assets and to obtain any additional information which it considered necessary to verify the accuracy of or to amplify the Company’s disclosures, and has had all questions which have been asked by it satisfactorily answered by the Company.

(e)           The undersigned acknowledges that the Securities must be held indefinitely unless subsequently registered under the Act or an exemption from such registration is available. The undersigned is aware of the provisions of Rule 144 promulgated under the Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being through a “broker’s transaction” or in transactions directly with a “market makers” (as provided by Rule 144(f)) and the number of shares being sold during any three-month period not exceeding specified limitations.

Dated:

(Typed or Printed Name)

By:
(Signature)

(Title)

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